EXHIBIT 99.4

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                           Chief Financial Officer
---------------------------------------               --------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Drew Keith                                                   12/20/00
---------------------------------------               --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

PREPARER:

/s/ JESSICA L. WILSON                                 Chief Accounting Officer
---------------------------------------               --------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

Jessica L. Wilson                                            12/20/00
---------------------------------------               --------------------------
PRINTED NAME OF PREPARER                                       DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-1

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------------
                                                                     MONTH                   MONTH                 MONTH
                                              SCHEDULE       ------------------------------------------------------------
ASSETS                                         AMOUNT             OCTOBER 2000           NOVEMBER 2000
-------------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                         $40,098                $30,292                  $30,092                 $0
-------------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                               $2,742,718                 $247,566                 $0
-------------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                $40,098             $2,773,010                 $277,658                 $0
-------------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)              $9,006,275             $7,376,743               $7,385,945                 $0
-------------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                             $20,429,725             $4,189,044               $4,123,351                 $0
-------------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                                      $0                       $0                 $0
-------------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                                 $15,035                 ($26,932)                $0
-------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                   $21,367,511          ($346,788,714)           ($344,172,954)                $0
-------------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                  $50,843,609          ($332,434,882)           ($332,412,932)                $0
-------------------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT          $474,988,760           $553,209,953             $553,211,713                 $0
-------------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                                       $86,298,997              $86,299,859                 $0
-------------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                            $474,988,760           $466,910,956             $466,911,854                 $0
-------------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                                     $0                       $0                 $0
-------------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                                            $0                       $0                 $0
-------------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                                   $0                       $0                 $0
-------------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                         $525,832,369           $134,476,074             $134,498,922                 $0
-------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                 $90,666                  $75,932                 $0
-------------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                         $0                       $0                 $0
-------------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                         $0                       $0                 $0
-------------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                     $0                       $0                 $0
-------------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                          $0                       $0                 $0
-------------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                          ($9,578,472)             ($9,625,363)                $0
-------------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                  ($9,487,806)             ($9,549,431)                $0
-------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                          $23,187,921            $22,974,085              $22,951,163                 $0
-------------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                          $4,672,323                     $0                       $0                 $0
-------------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                       $392,188,633            $17,641,103              $17,874,601                 $0
-------------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                          $88,562,459              $88,562,459                 $0
-------------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES        $420,048,877           $129,177,647             $129,388,223                 $0
-------------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                    $420,048,877           $119,689,841             $119,838,792                 $0
-------------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                   $29,200,132              $29,200,132                 $0
-------------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                            ($14,413,899)            ($14,540,002)                $0
-------------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                   $0            $14,786,233              $14,660,130                 $0
-------------------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                       $420,048,877           $134,476,074             $134,498,922                 $0
-------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-2

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

INCOME STATEMENT
------------------------------------------------------------------------------------------------------
                                               MONTH              MONTH          MONTH
                                        -----------------------------------------------------  QUARTER
REVENUES                                   October 2000       November 2000                     TOTAL
------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                   $0         $4,000             $0          $4,000
------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                        $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                      $0         $4,000             $0          $4,000
------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------
4.  MATERIAL                                         $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                     $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                  $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                         $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                     $0         $4,000             $0          $4,000
------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                     $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                              $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                    $76,893        $74,934             $0        $151,827
------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                $29,035       ($14,775)            $0         $14,260
------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                              $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                   $105,928        $60,159             $0        $166,087
------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                          ($105,928)      ($56,159)            $0       ($162,087)
------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                 $0       ($58,241)            $0        ($58,241)
------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                           $350,272       $212,253             $0        $562,525
------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                           $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                     $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                              $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                $350,272       $154,012             $0        $504,284
------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                              $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                    $0             $0             $0              $0
------------------------------------------------------------------------------------------------------
27. INCOME TAX                                ($182,480)      ($84,068)            $0       ($266,548)
------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                         ($273,720)     ($126,103)            $0       ($399,823)
------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-3

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

-------------------------------------------------------------------------------------------------------------------------------
                                                                 MONTH                MONTH              MONTH
CASH RECEIPTS AND                                           --------------------------------------------------------    QUARTER
DISBURSEMENTS                                                 October 2000        November 2000                          TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                    $30,292              $30,292              $0          $30,292
-------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                                        $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                                       $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                                  $8,500             $274,800              $0         $283,300
-------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                                      $8,500             $274,800              $0         $283,300
-------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                                    $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                                    $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                                          ($8,500)           ($275,000)             $0        ($283,500)
-------------------------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                                 ($8,500)           ($275,000)             $0        ($283,500)
-------------------------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                                    $0                ($200)             $0            ($200)
-------------------------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                                         $30,292              $30,092              $0          $30,092
-------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                                       $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                                $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                                     $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                                             $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
16. UTILITIES                                                         $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                                         $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                                               $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                                  $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                                            $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                                     $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                                             $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                                          $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                                       $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                               $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                                     $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                                                 $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                                                 $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                                               $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                                     $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                                               $0                   $0              $0               $0
-------------------------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                                     $0                ($200)             $0            ($200)
-------------------------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                                          $30,292              $30,092              $0          $30,092
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-4

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

------------------------------------------------------------------------------------------------------------------
                                                                         MONTH           MONTH            MONTH
                                                       SCHEDULE     ----------------------------------------------
ACCOUNTS RECEIVABLE AGING                               AMOUNT       OCTOBER 2000    NOVEMBER 2000
------------------------------------------------------------------------------------------------------------------
1.  0-30                                                                  $8,380           $9,000              $0
------------------------------------------------------------------------------------------------------------------
2.  31-60                                                               ($31,600)          $8,381              $0
------------------------------------------------------------------------------------------------------------------
3.  61-90                                                                     $0         ($31,600)             $0
------------------------------------------------------------------------------------------------------------------
4.  91+                                                               $7,399,963       $7,400,164              $0
------------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                                 $0      $7,376,743       $7,385,945              $0
------------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                           $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                                 $0      $7,376,743       $7,385,945              $0
------------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                     MONTH:  November 2000
------------------------------------------------------------------------------------------------------------------
                                            0-30            31-60            61-90            91+
TAXES PAYABLE                               DAYS             DAYS            DAYS             DAYS           TOTAL
------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                                  $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.  STATE                                    $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.  LOCAL                                    $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                      $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE                      $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                     $3,920               $7          $1,394          $70,611         $75,932
------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                 MONTH:  November 2000
------------------------------------------------------------------------------------------------------------------
                                                         BEGINNING         AMOUNT                          ENDING
                                                            TAX         WITHHELD AND/       AMOUNT          TAX
FEDERAL                                                  LIABILITY*      OR ACCRUED          PAID        LIABILITY
------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                             $0          $3,038           $3,038              $0
------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                              $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.  INCOME                                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                       $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                                       $0          $3,038           $3,038              $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.  SALES                                                     $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
10. EXCISE                                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                              $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                             $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                         $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                       $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                                       $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                               $0          $3,038           $3,038              $0
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-5

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                MONTH:   November 2000
---------------------------------------------------------------------------------------------------------------------------------
BANK  RECONCILIATIONS
                                                       Account #1              Account #2           Account #3
---------------------------------------------------------------------------------------------------------------------------------
A.       BANK:                                       Bank One                Bank One             Bank One
------------------------------------------------------------------------------------------------------------------
B.       ACCOUNT NUMBER:                            1559691322              1559691330           9320014690            TOTAL
------------------------------------------------------------------------------------------------------------------
C.       PURPOSE (TYPE):                             Deposit                 Payroll          Health Insurance
---------------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                              $0                     $0                     $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                        $0                     $0                     $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                            $0                     $0                     $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                              ($200)                    $0                     $0              ($200)
---------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                          ($200)                    $0                     $0              ($200)
---------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                N/A - Lockbox only         No activity         Account closed
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------------
                                                     DATE OF                 TYPE OF              PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                          PURCHASE               INSTRUMENT             PRICE               VALUE
---------------------------------------------------------------------------------------------------------------------------------
7.  N/A
---------------------------------------------------------------------------------------------------------------------------------
8.  N/A
---------------------------------------------------------------------------------------------------------------------------------
9.  N/A
---------------------------------------------------------------------------------------------------------------------------------
10. N/A
---------------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                                $0                   $0
---------------------------------------------------------------------------------------------------------------------------------
CASH
---------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                                 $30,292
---------------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                                        $30,092
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-6

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

                                                        MONTH: November 2000

--------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------
                       TYPE OF                AMOUNT           TOTAL PAID
     NAME              PAYMENT                 PAID             TO DATE
-------------------------------------------------------------------------------
1.  Pete Sanderlin    Salary                  $0              $17,200
-------------------------------------------------------------------------------
2.  Tom Mealie        Salary                  $0              $17,200
-------------------------------------------------------------------------------
3.  N/A
-------------------------------------------------------------------------------
4.  N/A
-------------------------------------------------------------------------------
5.  N/A
-------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                                             $0         $34,400
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROFESSIONALS
--------------------------------------------------------------------------------
                DATE OF COURT                                           TOTAL
              ORDER AUTHORIZING     AMOUNT    AMOUNT     TOTAL PAID    INCURRED
    NAME          PAYMENT          APPROVED    PAID       TO DATE      & UNPAID*
--------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                 $0          $0          $0           $0
--------------------------------------------------------------------------------

*     INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------
                             SCHEDULED        AMOUNTS
                              MONTHLY          PAID             TOTAL
                              PAYMENTS        DURING            UNPAID
     NAME OF CREDITOR           DUE            MONTH         POSTPETITION
--------------------------------------------------------------------------------
1.   GE Capital               $4,038          $4,165                 $0
--------------------------------------------------------------------------------
2.   GE Capital               $4,402          $4,545                 $0
--------------------------------------------------------------------------------
3.   GE Capital               varies          $14,975                $0
--------------------------------------------------------------------------------
4.   N/A                                                             $0
--------------------------------------------------------------------------------
5.   N/A                                                             $0
--------------------------------------------------------------------------------
6    TOTAL                    $8,440         $23,685                 $0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL  BASIS-7

CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96

                                                        MONTH: November 2000

-----------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                              YES         NO
--------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?       X
--------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                             X
--------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                       X
--------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
    THIS REPORTING PERIOD?                                     X
--------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                 X
--------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
    PAST DUE?                                                              X
--------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                            X
--------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                                      X
--------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.

Item 4 - In November GE Capital was paid for debt outstanding as equipment was located and used in operations.

Item 1 - One DC-8 Stage II aircraft was sold for $275,000 during the month. These funds were remitted to Wells Fargo Bank in accordance with the Cash Collateral order.
INSURANCE
--------------------------------------------------------------------------------
                                                              YES         NO
--------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                   X
--------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                     X
--------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
 TYPE  OF                                                         PAYMENT AMOUNT
 POLICY            CARRIER              PERIOD COVERED             & FREQUENCY
--------------------------------------------------------------------------------
 See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK INTERNATIONAL, INC.                   FOOTNOTES SUPPLEMENT

CASE  NUMBER: 400-42144                                     ACCRUAL BASIS

                                             MONTH: November 2000
--------------------------------------------------------------------------------
   ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER               FOOTNOTE/EXPLANATION
--------------------------------------------------------------------------------
       6                       All Professional fees related to the
                                 Reorganization of the Company are disbursed out of Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------
       7                       All insurance plans related to the Company are
                                 carried at Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141.

--------------------------------------------------------------------------------
      General                  This operation closed in May of 2000. Costs
                                 incurred during November 2000 consisted of
                                 costs associated with shut down procedures and maintaining collateral.
--------------------------------------------------------------------------------
       3                8      All cash received into the Company cash accounts
                                 is swept each night to Kitty Hawk, Inc. Master Account (see Case #400-42141).
--------------------------------------------------------------------------------
       3                31     All disbursements (either by wire transfer or
                                 check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------
       4                6      All assessments of uncollectible accounts
                                 receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------
       3                28     All payments are made by Kitty Hawk, Inc.
                               (Case #400-42141)
--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 400-42144

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                      November


8.   OTHER (ATTACH LIST)                              $ (344,172,954)Reported
                                              -----------------------
        Intercompany Receivables                        (372,154,056)
        A/R Senior Noteholders                              (121,451)
        A/R Other                                            (87,674)
        A/R 401(k) Loan                                      (10,048)
        A/R Employees                                         (1,470)
        A/R Insurance                                        133,954
        A/R Payroll Advance                                      680
        A/R Travel Advance                                      (520)
        A/R Auction Proceeds                                 396,869
        A/R Pass Thru billings                              (114,500)
        A/R Aging Reconciling item                            33,949
        Fuel Inventory                                        25,430
        Fuel Intoplane suspense                                9,580
        Deferred Taxes                                    13,097,746
        Aircraft held for resale                          13,504,267
        Intangible Brazil Landings                           377,745
        Loan Org Costs                                       103,246
        Deposits - Landing Fees                                5,016
        Deposits - Aircraft                                  584,321
        Accum Amortization                                  (381,104)
        Security Deposit                                     425,066
                                              -----------------------
                                                        (344,172,954)Detail
                                              -----------------------
                                                                    - Difference



22.  OTHER (ATTACH LIST)                                $ (9,625,363)Reported
                                              -----------------------
        Accrued income taxes                              (9,693,335)
        Accrued Misc                                          59,763
        A/P Clearing                                               -
        Accrued 401(k)                                        (5,514)
        Accrued payroll taxes                                    873
        Accrued Salaries/Wages                                     -
        A/P Reconciling Item
        Accrued Fuel                                          12,850
                                              -----------------------
                                                          (9,625,363)Detail
                                              -----------------------
                                                                    - Difference

CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 400-42144

DETAILS OF OTHER ITEMS

27.  OTHER (ATTACH LIST)                                $ 88,562,459 Reported
                                              -----------------------
        Deferred Taxes                                    87,246,212
        Accrued Taxes payable                            (18,954,646)
        Aircraft Maintenance Reserves                     11,514,163
        Accrued Fuel expenses                              5,403,028
        Prepaid Fuel                                      (5,661,963)
        Accrued Salaries/Vacation/Employee Benefits        4,075,349
        Uncleared 4/28/00 Payroll Checks                      66,601
        A/P Other/Accrued/Unrecorded                        (273,916)
        Purchase reserves                                  1,762,176
        Accrued Landing fees/parking/cargo fees            1,644,307
        Various accrued taxes                              1,313,200
        Other Misc accruals                                  427,948
                                              -----------------------
                                                          88,562,459 Detail
                                              -----------------------
                                                                    - Differnece




ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                    (275,000)Reported
                                              -----------------------
        Transfer to Inc - all money sweeps                  (275,000)Detail
                                              -----------------------
           to KH Inc. Case #400-42141                              - Difference
                                              -----------------------